PURCHASE AGREEMENT

This Purchase Agreement ("**Agreement**") is made and effective this 10th day of May, 2021 (the "**Effective Date**"), by and between M. Shapiro Management Company, LLC as Court Appointed Receiver ("**Receiver**") for certain Property (as defined herein) owned by Kilbourn Produce, LLC, a Michigan corporation, and Kilbourn Farms, Inc., a Michigan corporation (collectively "**Seller**"), in the Calhoun County Circuit Court, State of Michigan, Case 19-002976-CB pursuant to an Order Appointing Receiver Over Real Estate and Business Assets of Kilbourn Produce, LLC and Kilbourn Farms, Inc., entered on November 4, 2019 and amended by First Amendment to Order also dated November 4, 2019, and Second Amendment to Order entered November 26, 2019 (collectively "**Receiver Order**"), and Power REIT, a Maryland real estate investment trust, on behalf of a subsidiary entity to be formed ("**Buyer**"), with an address of 301Winding Rd., Old Bethpage, New York 11804, upon the following terms and conditions:

1. Sale and Purchase. Pursuant to this Agreement, Seller, through the Receiver, shall sell and Buyer shall purchase that certain real property, located in the County of Calhoun, Township of Marengo, State of Michigan, as more particularly described as follows (to be verified by Title Company after certification from Buyer's ALTA Survey as required in Section 4):

   Parcel 1:

   The South 60 acres of the West ½ of the Southeast ¼ of Section 2, Town 2 South, Range 5 West, Marengo Township, Calhoun County, Michigan.

   Parcel 2: Pond Property

   PART OF THE SOUTHWEST ¼ OF SECTION 2, TOWN 2 SOUTH, RANGE 5 WEST, MARENGO TOWNSHIP, CALHOUN COUNTY, MICHIGAN DESCRIBED AS FOLLOWS:

   COMMENCING AT A 3/4" IRON PIN (FOUND-CALHOUN REMON) IN A MONUMENT BOX AT THE SOUTHWEST CORNER OF THE SOUTHEAST ¼ OF SECTION 2, SAID POINT IN THE CENTERLINE OF J DRIVE NORTH (66' RIGHT-OF-WAY), SAID POINT ALSO BEING NORTH 89° 57' 27" WEST, A DISTANCE OF 2,661.28 FEET OF A 3/4" IRON PIN (FOUND-CALHOUN REMON) IN A MONUMENT BOX AT THE SOUTHEAST CORNER SECTION 2;

   THENCE NORTH 00° 31' 29" WEST, ALONG THE WEST LINE OF A 60 ACRE PARCEL NOW OR FORMERLY OWNED BY KILBOURN PRODUCE, LLC (LIBER 3906 PAGE 476) & THE EAST LINE OF THE SOUTHWEST ¼ OF SECTION 2, A DISTANCE OF 548.35 FEET TO A 5/8" IRON PIN (SET), PASSING A 5/8" IRON PIN (SET) AT A DISTANCE OF 33.00 FEET AT THE NORTH RIGHT-OF-WAY LINE OF SAID J DRIVE NORTH, SAID POINT BEING THE POINT OF BEGINNING OF THE HEREIN DESCRIBED 4.700 ACRE PARCEL;

THENCE CROSSING SAID 220 ACRE PARCEL WITH THE FOLLOWING THREE (3) COURSES:

1) SOUTH 89° 28' 31" WEST, A DISTANCE OF 150.00 FEET TO A 5/8" IRON PIN (SET);

2) NORTH 00° 31' 29" WEST, A DISTANCE OF 1,365.00 FEET TO A 5/8" IRON PIN (SET);

3) NORTH 89° 28' 31" EAST, A DISTANCE OF 150.00 FEET TO A 5/8" IRON PIN (SET);

SAID POINT BEING ON THE EAST LINE OF SAID 220 ACRE PARCEL, THE WEST LINE OF SAID 60 ACRE PARCEL AND THE EAST LINE OF THE SOUTHWEST ¼ OF SECTION 2;

THENCE SOUTH 00° 31' 29" EAST, WITH THE EAST LINE OF SAID 220 ACRE PARCEL, THE WEST LINE OF SAID 60 ACRE PARCEL AND THE EAST LINE OF THE SOUTHWEST ¼ OF SECTION 2, A DISTANCE OF 1,365.00 FEET TO A 5/8" IRON PIN (SET), SAID POINT BEING THE POINT OF BEGINNING OF LAND HEREIN DESCRIBED, CONTAINING WITHIN SAID BOUNDS 4.700 ACRES (204.750.0 SQUARE FEET), BE THE SAME MORE OR LESS, BUT SUBJECT TO ALL LEGAL HIGHWAYS, EASEMENTS AND RESTRICTIONS OF RECORD.

Excepting oil, gas and other minerals in, under and that may be produced from parcels 1 & 2 and subject to the terms and conditions of any valid oil, gas and other minerals lease.

Also subject to the rights of the current oil and gas Lessor in the oil and gas well location situated in the Northwesterly corner of parcel 1 together with ingress and egress thereto over the existing access routes.

Commonly known as: 22431 J. Drive North, Marshall, Michigan 49068

Tax Parcel Identification No: 25-13-15-020-015-00

the above, together with all buildings, improvements, rights and appurtenances thereto, Seller's interest in all real property lying in the bed of any street, road or avenue adjoining the land and in all easements, rights of way, permits, approvals, variances and privileges inuring to the benefit of the land and/or Seller's interest in the land, and all land divisions permitted under the Land Division Act, as amended, Act No. 288 Public Acts of 1967, all fixtures and articles of personal property situated on or attached to the land and in the possession of Seller, including but not limited to electrical, gas, plumbing, air conditioning, and heating equipment, and including any and all contract rights and

obligations between Kilbourn Produce, LLC and SEMCO Energy (collectively, the "**Property**"; see **Exhibit A,** which includes the Receiver's documents for delivery to Buyer. This includes the real and personal property descriptions). The personal property is identified within the Dropbox transmittal identified within Exhibit A. The forgoing are subject to taxes which are a lien against the Property, but which are not due and payable, zoning ordinances and all Permitted Exceptions, as defined below.

2. Court Appointed Receiver; Disclaimer; Release of Claims.

   a. Buyer acknowledges that the Property is owned by Seller, but the Property is under receivership with the Receiver pursuant to a court order entered in the case entitled Fifth Third Bank, an Ohio banking corporation ("**Plaintiff**") v. Kilbourn Produce, LLC, a Michigan limited liability company, et al, pending in the Calhoun County Circuit Court, Michigan under Case No. 19-002976-CB (the "**Court**"). For clarity, the Seller is selling the Property by and through the Receiver. Seller's obligations to perform and complete the sale as contemplated by this Agreement are contingent upon the entry of a Final Court Order, not subject to appeal, (the "**Approval Order**") confirming this Agreement and authorizing the Receiver to perform the Agreement and conduct the sale of the Property pursuant to the terms hereof. Receiver is not authorized to sell the Property absent entry of an Approval Order. Buyer acknowledges that Seller shall be solely responsible for applying to the Court to obtain the Approval Order and that the Court may require Seller to hold an auction or solicit higher "upset" bids/offers ("**Upset Offers**"). If the Court does not approve of this Agreement within **forty-five (45) days** after the Effective Date, or approves a different bidder or purchaser of the Real Estate and Personal Property, then the Deposit (as defined below) shall be returned to Buyer, and neither Seller nor Buyer shall have any further obligations to the other hereunder, except for any indemnification obligations hereunder of Buyer, which shall survive any termination of this Agreement for any reason. Buyer agrees that this Agreement and all documents executed in connection herewith, are executed and delivered by the Receiver, not in its own right, but solely in the exercise of the powers conferred upon it by the Court, and that no liability, personal or otherwise, is assumed by, nor shall at any time be asserted or enforceable against the Receiver, individually, on account of this Agreement or the documents executed in connection herewith. The provisions of this Paragraph shall survive the Closing (as hereafter defined). The Receiver shall seek consent of the parties to the litigation without an open Court hearing. In the event Buyer's offer is not approved because a higher or better offer prevails ("Approved Offer"), then Receiver and Seller shall pay Buyer a $50,000.00 break-up fee ("Break-up Fee"), which shall be payable at the closing for the Approved Offer. The terms of this paragraph shall survive the termination of this Agreement with respect to the payment of the Break-Up Fee upon the closing of the Approved Offer (i.e., the Break-Up Fee shall not apply to future offers if the Approved Offer fails to close).

b. THE PROPERTY IS BEING SOLD "AS IS", "WHERE IS" AND "WITH ALL FAULTS" AS OF CLOSING, WITHOUT ANY REPRESENTATION OR WARRANTY WHATSOEVER AS TO ITS CONDITION, FITNESS FOR ANY PARTICULAR PURPOSE, MERCHANTABILITY OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED, INCLUDING GROUND WATER, SOIL, AND/OR ENVIRONMENTAL CONDITIONS. SELLER SPECIFICALLY DISCLAIMS ANY WARRANTY, GUARANTY OR REPRESENTATION, ORAL OR WRITTEN, PAST OR PRESENT, EXPRESS OR IMPLIED, CONCERNING THE PROPERTY. BUYER ACKNOWLEDGES THAT BUYER IS PURCHASING THE PROPERTY BASED SOLELY UPON BUYER'S OWN INDEPENDENT INVESTIGATIONS AND FINDINGS AND NOT IN RELIANCE UPON ANY INFORMATION PROVIDED BY SELLER OR SELLER'S AGENTS OR CONTRACTORS OR RECEIVER.

c. Without limiting the provisions of Paragraph 2(a) and (b) above, Buyer releases Seller, Receiver, and Plaintiff from any and all claims, demands, causes of action, judgments, losses, damages, liabilities, costs and expenses (including without limitation attorney's fees whether suit is instituted or not), whether known or unknown, liquidated or contingent (collectively "**Claims**") arising from or related to (a) any defects, errors or omissions in the design or construction of the Property, whether the same are a result of negligence or otherwise; or (b) other conditions (including ground water, soil, and/or environmental conditions) affecting the Property, whether the same are a result of negligence or otherwise; or (c) the ownership, use, management or leasing of the Property.

d. The release set forth in this Paragraph specifically includes any Claims under any Environmental Laws, under the Americans with Disabilities Act of 1990, 42 U.S.C. §§ 12101 et seq., or with respect to any environmental risk. "Environmental Laws" includes, but is not limited to, the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act (42 U.S.C. §§6901 et seq.), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. §§ 9601 et seq.), the Emergency Planning and Community Right to Know Act (42 U.S.C. §§11001 et seq.), the Clean Air Act (42 U.S.C. §§7401 et seq.), the Clean Water Act (33 U.S.C. §§1251 et seq.), the Toxic Substances Control Act (15 U.S.C. §§2601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. §§1801 et seq.), the Occupational Safety and Health Act (29 U.S.C. §§651 et seq.), the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. §§136 et seq.), and the Safe Drinking Water Act (42 U.S.C. §§300f et seq.), as any of the same may be amended from time to time, and any state or local law dealing with environmental matters, and any regulations, orders, rules, procedures, guidelines and the like promulgated in

connection therewith, regardless of whether the same are in existence on the date of this Agreement.

3. Purchase Price; Deposit. The purchase price for the Property (the "**Purchase Price**") is Eighteen Million Five Hundred Thousand Dollars ($18,500,000.00). Buyer will pay One Million Dollars ($1,000,000.00) (the "**Deposit**") not later than five (5) business days after the Effective Date to an interest bearing escrow account with Liberty Title Attn: Dana Lemke (dlemke@libertytitle.com) ("**Escrow Agent**"), located at111 N. Main St, Ann Arbor, MI 48104. The balance of the Purchase Price after application of the Deposit will be paid upon closing of this sale ("**Closing**") in immediately available funds or otherwise disbursed in accordance with the terms of this Agreement. All interest earned on the Deposit shall be paid to Buyer. Upon receipt of the Approval Order Buyer directs Escrow Agent to release to the Receiver Five Thousand Dollars ($5,000.00) of the Deposit (the "**Cash Deposit**"). The Cash Deposit shall be applied to the balance paid at Closing but is non-refundable if this sale does not close for any reason. The balance of the Purchase Price after application of the Deposit (including the Cash Deposit) will be paid upon closing of this sale ("**Closing**") in immediately available funds or otherwise disbursed in accordance with the terms of this Agreement. All interest earned on the Deposit shall be paid to Buyer.

4. Third-Party Reports. Seller has provided Buyer with the ALTA Survey dated September 2020, prepared by Fredrick and Associates (the "**Existing Survey**"). Seller has requested that Plaintiff release to Buyer a certain 2014 Phase I Environmental Report ("**Phase I**"). Buyer may, at its sole discretion and expense, elect to obtain a new Phase I and/or ALTA Survey (the ALTA being a requirement for the Title Policy without standard exceptions). In the event Buyer does obtain a new ALTA Survey and/or Phase I, the same shall be co-certified to Seller, and, if appropriate, the Title Company. The ALTA Survey supplied by Receiver shall be part of the Receiver Reports supplied pursuant to Section 12(d) and is for informational purposes only.

5. Title Review. Not later than five (5) business days following Sellers execution of the purchase agreement, Seller shall cause Escrow Agent on behalf of West-Cor Land Title Insurance Company ("**Title Company**"), at Seller's expense, to provide Buyer with a commitment (the "**Commitment**") for a standard ALTA owner's title policy without standard exceptions (the "**Commitment**") on the Property issued by the Title Company. Buyer will obtain, at Buyer's cost, any survey necessary for the Title Company to issue the Policy without standard exceptions. Buyer shall have ten (10) business days after receipt of the Commitment and Existing Survey (the "**Review Period**") to review the Commitment and Existing Survey. Within the Review Period, Buyer may either (a) terminate this Agreement and receive a refund of the Deposit if Buyer is not satisfied, in the exercise of its sole judgment, with matters disclosed in the Commitment; or (b) deliver to Seller written objections to any matters disclosed in the Commitment. Within ten (10) days of receipt of such written objections, Seller shall notify Buyer whether or not it will cure any such defects, which it may elect to do, or not do, in the exercise of

Seller's sole and absolute discretion. If Seller elects not to cure, Buyer shall have three (3) business days after receipt of such written election by Seller to either (i) terminate this Agreement and receive a refund of the Deposit or (ii) waive the defects and proceed with this transaction, in which case such defects shall be deemed approved by Buyer; provided, however, in all cases, Seller shall be obligated to discharge any lien, encumbrances or mortgage(s) on the Property at Closing, which may be discharged by the payment of money. If Buyer does not object to the condition of title as provided above, or, if Buyer's title objections have been satisfied or waived, the exceptions of record identified in the Commitment shall constitute **"Permitted Exceptions"** to title.

6. Title Insurance; Deed; Possession. At Closing, Seller shall convey title to the Property to Buyer by a receiver's deed consistent with MCL 554.1026, subject only to Permitted Exceptions (the "**Deed**"), together with a fully executed Real Estate Transfer Tax Valuation Affidavit, and any personal property by a quit claim bill of sale (**"Bill of Sale"**). All easements and other rights benefiting the Property, if any, shall be assigned to Purchaser by an appropriate instrument. Seller, at its sole expense, shall pay the premium of and cause the Title Company to deliver to Buyer at Closing, a standard form ALTA Owner's Title Insurance Policy without standard exceptions (the "**Policy**") issued by the Title Company pursuant to the Commitment, insuring fee simple title to Buyer in the full amount of the Purchase Price. Receiver shall cause a standard Owner's Affidavit to be executed and delivered to Buyer and Title Company at Closing Any endorsements to the Policy requested by Buyer shall be paid by Buyer. Any mortgagee title insurance policy shall be paid by Buyer. The cost to record the Deed shall be paid by Seller. Any closing fee charged by the Escrow Agent shall be split equally between Seller and Buyer. At Closing the Seller will deliver a UCC-1 Financing Statement Termination for all secured parties' interest in the personal property. At Closing, Seller shall deliver possession of the Property to Buyer, free and clear of any rights or claims of possession by Seller or any third party, except for the oil and gas lease(s), and subject to Permitted Exceptions, as described in the Title Commitment. Seller will provide a Policy without standard exceptions provided Buyer obtains the requested ALTA Survey, as may be required by the Title Company.

7. Risk of Loss and Condemnation. Until expiration of the Feasibility Period risk of loss by damage or destruction to the Property shall be borne by Seller and in the event any material damage or destruction Buyer, at its option, may either cancel this Agreement and receive a refund of the Deposit or elect to close the transaction, in which event Seller's right to all insurance proceeds (if any) not yet applied to repair of the damage or destruction shall be assigned in writing by Seller to Buyer at Closing and Buyer shall receive a credit to be applied against the Purchase Price for any deductible that may be owed in connection with the payment of the insurance proceeds. If all or any material part of the Property is condemned or any condemnation action or proceeding is commenced prior to Closing, Buyer may, at its option, either (a) cancel this Agreement and receive a refund of the Deposit, or (b) complete the purchase, with all condemnation proceeds and claims being assigned to Buyer.

After expiration of the Feasibility Period and prior to Closing, in the event of any material damage or destruction to the Property, Buyer, at its option, may take assignment of the insurance proceeds or terminate this Agreement, provided should Buyer elect to terminate, Receiver shall return the Deposit.

8. Taxes and Assessments. Seller shall pay all delinquent real property taxes, water rates and sewer charges which are a lien against the Property as of the Closing Date (as hereafter defined). Seller will pay the $90,432.58 due to SEMCO Gas for pre-receivership gas charges, provided however, the Buyer shall assume the SEMCO-Kilbourn gas supply contract and Seller's liability to SEMCO shall be limited to the payment of costs of gas supplied to the Property. Seller shall pay all real property taxes billed against the property for the years prior to the Closing. All real property taxes billed for the year of the closing (**"Current Year"**) shall be prorated on a calendar year basis to the date of the Closing. If either of the Current Year tax bills has not been issued as of the Closing Date, and insufficient information is available to estimate the actual Current Year taxes the for the purposes of calculating the proration, the prior year's taxes shall be assumed to be the same as the Current Year. The Buyer shall pay any real property taxes billed with respect to the Property thereafter. Seller shall pay all installments of assessments, special or otherwise, which are due prior to Closing, and Buyer shall pay and assume all installments of assessments, special or otherwise, which are due subsequent to Closing. Any state and county transfer taxes shall be paid by Seller at Closing. Seller shall pay all past due personal property taxes and the current year personal property taxes shall be prorated to the date of closing on the same basis as the real property taxes.

9. Remedies.

a. In the event of a breach or default hereunder by Buyer, the Receiver may, after written notice of default to Buyer specifying the nature of such default(s) and the failure of Buyer to cure such default(s) within two (2) business days after Buyer's receipt of such notice, declare a forfeiture hereunder and retain the Deposit as liquidated damages, the same to be Seller's sole remedy for any breach or default hereunder by Buyer.

b. In the event of a breach or default hereunder by Seller, Buyer may after written notice of default to Seller specifying the nature of such default(s) and the failure of Seller to cure such default(s) within two (2) business days after Seller's receipt of such notice, terminate this Agreement and be entitled to an immediate refund of the Deposit, as Buyer's sole remedy for any breach or default hereunder by Seller.

10. Right of Entry and Inspection. At any time prior to the expiration of the Feasibility Period (as hereafter defined), with Receiver's prior approval, not to be unreasonably withheld, conditioned or delayed, at Buyer's sole expense, Buyer or its authorized agents

may enter upon the Property to inspect same. Buyer may select qualified professionals to make "**Inspections**" (including tests, surveys, studies, inspections, investigations and interviews of persons familiar with the Property) concerning the Property, including but not limited to tests of structures, wells, septic tanks, underground storage tanks, soils, geologic hazards, utility lines and systems and environmental hazards (including Phase I environmental assessments); provided that Buyer shall not conduct any soil borings, Phase II environmental assessments or other physically invasive tests of the Property without Seller's prior written consent (which shall not be unreasonably withheld or delayed), and provided further that all Inspections shall be performed in a manner that shall not unreasonably damage of the Property by the Seller or others. Buyer shall keep the Property free of any liens, and repair any physical damages caused by Buyer, its agents, employees, contractors or subcontractors and restore the Property to its condition prior to Inspections. Buyer and all representatives of Buyer entering onto the Property shall each carry commercial general liability insurance, insuring all activity and conduct of Buyer and such representatives while exercising such right of access and inspection in an amount satisfactory to Seller in its sole discretion. Buyer shall indemnify, defend and hold Seller harmless against all losses, damages, claims, demands and liabilities which may be suffered by or asserted against Seller by reason of Buyer's Inspections, which indemnity obligation shall survive termination of this Agreement or Closing. Buyer shall supply a copy of all Due Diligence materials which it obtains on the Property, including the Survey, Phase I and Phase II Environmental (if any), permits and/or licenses. Prior to conclusion of the Feasibility Period, the Buyer and Receiver shall prepare and approve a complete list of personal property to be conveyed to the Buyer at Closing.

11. Broker Fees. The Receiver Order which appointed the Receiver provides for a 1.5% Broker Fee to M. Shapiro Management Co., LLC (or its designee). Buyer does not have a Cooperating Broker. Buyer represents and warrants that it has not engaged a Broker and no party acting on behalf of the Buyer is entitled to a Broker, consulting fee, or "finder's fee" of any nature or type. Buyer hereby agrees to unconditionally indemnify and hold Seller, Receiver, its agents, employees, attorneys, officers, shareholders, and directors harmless from any and all claims by any third party to a broker commission, consulting fee, or finder's fee of any nature on account of this sale ("**Buyer Indemnity**").

12. Feasibility Period.

    a. Buyer shall have a Seventy-Five (75) day period commencing upon the entry of the Approval Order (the "**Feasibility Period**") to satisfy the Conditions (as hereafter defined). At any time prior to the end of the Feasibility Period, Buyer may, for any reason in its sole and absolute discretion, cancel this Agreement by providing written notice thereof to Seller prior to the end of the Feasibility Period and receive a refund of the Deposit and neither party shall have any further obligation to the other except those that expressly survive termination. The term "**Conditions**" means (a) the Property is suitable to Buyer, in its sole and absolute

discretion, for its intended use and (b) Buyer is satisfied, in its sole and absolute discretion, with the Inspections.

b. Buyer shall have the right to extend the Feasibility Period for an additional thirty (30) days (the "**Extended Feasibility Period**") by providing written notice to Receiver prior to the expiration of the Feasibility Period, and within three (3) days of said notice, it shall increase the Deposit to One Million Three Hundred Thousand Dollars ($1,300,000.00; the "**Extension Deposit**"), and the Extension Deposit shall be non-refundable, shall be applicable to the Purchase Price at Closing, and shall be immediately released to the Receiver.

c. In the event Buyer does not provide notice of termination prior to the expiration of the Feasibility Period, then the Deposit shall be deemed nonrefundable but applicable to the Purchase Price, except in the case of a default by Seller hereunder, in which case the Deposit may be refunded pursuant to a termination of this Agreement by Buyer pursuant to Paragraph 9 hereof.

d. On or before the 5th day after the Effective Date, Receiver shall transmit to Buyer, the documents described in Exhibit "A" by way of Dropbox (collectively the "**Receiver Reports**"). The Receiver Reports are limited to these items in its actual possession. The Receiver Reports shall include the Existing Survey. The Receiver Reports are provided without warranty and for informational purposes only. Buyer shall rely upon the Receiver Reports at its own risk.

13. Buyer's Representations and Warranties. Buyer represents and warrants to Seller, which representations and warranties shall be deemed made by Buyer to Seller as of the Effective Date and also as of the Closing Date, that (i) Buyer or its subsidiary entity will be duly formed and validly existing as of the Closing Date; (ii) Buyer will be in good standing under the laws of the state of Michigan; (iii) Buyer has full power and authority to execute, deliver and carry out the terms and provisions of this Agreement; and (iv) the execution and delivery of this Agreement and the performance by Buyer of its obligations hereunder in accordance with all of the terms and conditions hereof require no further action or approval in order to constitute this Agreement as a fully binding and enforceable obligation of Buyer.

14. Notices. All notices and communications required or permitted to be given hereunder shall be in writing and (i) hand delivered, or (ii) mailed by certified or registered mail, postage prepaid, or (iii) by FedEx, Airborne Express, or similar overnight delivery service, or (iv) by facsimile transmission or electronic mail, if such transmission is immediately followed by any of the other methods for giving notice, addressed as follows:

If to Seller:	Kilbourn Produce, LLC and Kilbourn Farms, Inc. c/o M. Shapiro Management Company, LLC Court Appointed Receiver 31550 Northwestern Highway, Suite 220 Farmington Hills, MI 48334 Fax No.: (248) 865-1166 Email: smadorsky@mshapirorealestate.com
With copy to:	Peter D. Rhoades RHOADES McKEE, PC Attorneys for Receiver P.O. Box 2271 Holland, MI 49422 Fax No.: (616) 233-5269 Email: pdrhoades@rhoadesmckee.com
If to Buyer:	Power REIT Attn: David H. Lesser, CEO 301Winding Rd. Old Bethpage, New York 11804 Email: david@dlesser.com
With copy to:	Joseph Lash Jaffe, Raitt, Heuer & Weiss, P.C. 27777 Franklin Rd., Suite 2500 Southfield, MI 48034 Email: jlash@jaffelaw.com

Notice shall be deemed to have been delivered upon receipt or refusal by the intended recipient. If such notice is provided by facsimile transmission, the notice shall be deemed delivered if confirmed by the sender's facsimile's automatic confirmation report, if sent during regular business hours of the intended destination; if such notice is delivered by electronic mail, it shall be deemed delivered on the day of such transmission if sent during regular business hours of the intended destination.

15. Closing. Closing shall occur at a place and time mutually agreed upon by the parties, but in any event no sooner than twenty-two (22) days after the Approval Order is entered with the Court, unless a waiver of the right of appeal is stipulated by the parties to the Case in which event the Closing may occur within seven (7) days after the Approval Order is entered with the Court, but in any event not later than thirty (30) days after the expiration, satisfaction or waiver of the later of the Feasibility Period or Extended Feasibility Period, whichever is applicable.

16. Time of Essence. Time is of the essence of this Agreement.

17. Entire Agreement. This Agreement contains the entire agreement between Seller and Buyer, and there are no other terms, conditions, promises, undertakings, statements or representations, either written or oral or express or implied, concerning the sale contemplated by this Agreement.

18. Headings. The Paragraph headings are for convenience of reference only and do not modify or restrict any provisions hereof and shall not be used to construe any provisions.

19. Modifications and Waiver. This Agreement may be amended only by an instrument in writing signed by both Seller and Buyer. This Agreement may be terminated only in accordance with the terms of this Agreement or by an instrument in writing signed by both Seller and Buyer. No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provision, nor shall any waiver be a continuing waiver. Except as expressly provided in this Agreement, no waiver shall be binding unless executed in writing by the party making the waiver.

20. Successors. This Agreement shall inure to the benefit of and bind the parties hereto and their respective executors, heirs, administrators, successors and assigns. Buyer may assign this Agreement without the prior written consent of Seller to an entity wholly owned by Buyer. No assignment shall relieve the assigning party from its obligations hereunder.

21. Attorney's Fees; Court Costs. In any action or proceeding arising out of this Agreement, each party shall bear its own attorney's fees, and the prevailing party shall be entitled to recover court costs from the non-prevailing party incurred by such party in enforcing its rights hereunder. In the event of a legal dispute, the laws of the State of Michigan shall prevail.

22. Dates of Performance. If any date for performance of any obligation hereunder falls on a Saturday, Sunday or nationally established holiday, the time for performance of such obligation shall be extended until the next business day following such date.

23. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. A copy of a signature received through telefax transmission or other electronic means (including an Adobe pdf or similar format) shall bind the party whose signature is so received as if such signature were an original.

WHEREOF, the parties have executed this Agreement as of the dates set forth below their respective signatures.

SELLER:

M. Shapiro Management Company, LLC
as Court Appointed Receiver for certain Property owned by Kilbourn Produce, LLC and Kilbourn Farms, Inc., Calhoun County Circuit Court, Calhoun County, Michigan,
Case No. 19-002976-CB

By: Mark S. Kassab
Its: Authorized Agent
Date signed: MAY 10, 2021

BUYER:

Power REIT, a Maryland real estate investment trust, on behalf of a subsidiary entity to be formed

By: David H. Lesser
Its: CEO
Date signed: May 10, 2021

2954773_1

EXHIBIT "A"
PROPERTY ACQUISITION CHECKLIST

THE CATEGORY OF ITEMS LISTED BELOW WILL BE SUPPLIED BY RECEIVER TO BUYER PURSUANT TO A DROPBOX. THIS SHALL SERVE TO SATISFY SECTION 12(d) OF THE PURCHASE AGREEMENT:

- Aerial
- Consumers
- Financials
- Forklift
- Insurance
- Invoices
- Lot Line Adjustment (deed)
- Ordinance
- Payroll
- Personal Property
- Plans and Drawings
- Property Taxes
- Receivership Order & Other Court Orders
- Semco
- Survey
- Title Commitment
- UCC Filings
- Utilities
- Oil and Gas Leases

DISCLOSURE: The operation of the Property is not currently active. The Property is under the control of a State Court Receiver. The Receiver will attempt to coordinate requests for data on the Property from Kilbourn Farms, Inc. and/or Kilbourn Produce, LLC. Any documents supplied by Receiver shall be subject to the terms of Section 12(d) of the Purchase Agreement.

QUIT-CLAIM EASEMENTS

This easement agreement ("Agreement") is entered into as of the ________ day of ______________, 2021, by and between ______________________________ a Nevada limited liability company whose address is ______________________________ ("Grantor"), and Kilbourn Farms, Inc., a Michigan Corporation, having offices at 22962 J Drive North, Marengo Township, Michigan, 49068 ("Grantee"), owner of the Dominant Estate, on the terms and conditions set forth below:

1. **Background.** Grantors are the fee owners of real property in the Township of Marengo, County of Calhoun, and State of Michigan, legally described as:

   Two 30-foot-wide strips of land extending from the centerline of J Drive North (the South line of the South 60-acres of the West half of the Southeast ¼ of Section 2, Marengo Township, Calhoun County, Michigan) ("Sixty Acres"), Northerly to the North line of said Sixty Acres, the centerlines of which are described on Exhibit A attached hereto entitled "Legal Description-Access Easement-West" ("West Servient Estate") and on Exhibit B attached hereto entitled "Legal Description-Access Easement-East ("East Servient Estate").

Grantee is the fee title owner of real property in the Township of Marengo, County of Calhoun and State of Michigan, legally described as:

   The South ½ of the Northwest ¼; The North ½ of the Southwest ¼; The Southeast ¼ of the Southwest ¼ and the North 20 acres of the West ½ of the Southeast ¼ ("Dominant Estate").

2. **Consideration.** This taxable consideration for this Agreement is less than One Hundred and no/100 Dollars ($100.00).

3. **Conveyance of the Easements.** Grantor grants, conveys, and quit-claims two easements for ingress and egress from J Drive North to the Dominant Estate, one easement over the East Servient Estate and one easement over the West Servient Estate extending from J Drive North on the East and West side of the Sixty Acres to the North line of the Sixty Acres.

Grantor also conveys and quit-claims to Grantee an easement to install, maintain, repair, remove and re-install an underground gas pipeline to service not to exceed one home and extending in the East Servient Estate from the existing oil and gas well in the Northeast corner of the of the Sixty Acres, Southerly to J Drive North. Grantor shall, upon any excavation or disturbance of the easement premises for servicing, repairing or replacing the pipeline, restore the premises as nearly as possible to its prior condition.

4. **Use of Ingress and Egress Easement Area.** The ingress and egress easements granted herein are non-exclusive for ingress and egress from J Drive North to the Dominant Estate by pedestrian traffic, farm equipment, livestock and other vehicular traffic. Neither Grantee nor Grantor ("Users") shall block the easement or prohibit its use by the other. Maintenance of the easement shall be by the mutual obligation of the Users, with each User, at its expense, doing that maintenance which its usage requires including, but not limited to, cutting brush, removal of trees and branches within the easement area and creating such roadbed as is necessary for the required usage.

The ingress and egress easements are given to allow Grantee its employees, agents, tenants and invitees access to the Dominant Estate over the Servient Estates. The Dominant Estate shall not increase the burden on the Servient Estate beyond the uses contemplated by this Agreement. The fee owners of the Servient Estates shall have the right to use their land for any purposes not materially inconsistent with the easements granted herein. Grantors shall not construct a permanent structure upon the easement other than a roadbed as needed.

5. **Insurance.** The owners of the Dominant Estate, or their agents entering the Servient Estate, shall obtain liability insurance with minimum limits of $50,000 for property damage and $100,000.00 for personal injury insuring liabilities that may arise from their acts and negligence each time an entry upon the Servient Estate is made.

6. **Enforcement.** The owners of the Dominant Estate and the Servient Estate shall be entitled to enforce the terms and conditions of this Agreement by bringing an action for Breach of Contract or Specific Performance in the Calhoun Circuit Court and shall be entitled to recover their actual, reasonable costs and reasonable attorney fees for any action in which they are successful in obtaining enforcement of the Agreement from the Court.

7. **Benefit and assignment.** This conveyance shall be binding on and inure to the benefit of the parties and their respective permitted successors and assigns.

8. **Severability.** If any term, covenant, or condition of this Agreement or the application of which to any party or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of the term, covenant, or condition to persons or circumstances other than those to which it is held invalid or unenforceable,

shall be effective; and each term, covenant, or condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

GRANTOR

____

Dated:________________

By: ______________________
Its: ______________________

STATE OF MICHIGAN)
)ss
COUNTY OF CALHOUN)

Acknowledged before me on the ____ day of ______________, 2021, by ________________, ________________ of ________________ ________________________.

____
______________, Notary Public
State of Michigan, County of Calhoun
My commission expires: ________
Acting in the County of Calhoun

GRANTEE

KILBOURN FARMS, INC.

Dated:________________

____
By: Franklin D. Kilbourne
Its: President

STATE OF MICHIGAN)
)ss
COUNTY OF CALHOUN)

Acknowledged before me on the _____ day of ________________, 2021, by Franklin D. Kilbourne, President of Kilbourn Farms, Inc.

____
____________________, Notary Public
State of Michigan, County of Calhoun
My commission expires:______________
Acting in the County of Calhoun.

Prepared by:
Schroeder DeGraw PLLC
By: Ronald J. DeGraw, Esq.
203 East Michigan Avenue
Marshall, Michigan 49068
(269) 781-9851

EXHIBIT A

LEGAL DESCRIPTION ~ ACCESS EASEMENT – WEST

BEING A 30 FOOT WIDE ACCESS EASEMENT BEING PART OF THE SOUTH 60 ACRES OF THE WEST 1/2 OF THE SOUTHEAST 1/4 OF SECTION 2, TOWN 2 SOUTH, RANGE 5 WEST & PART OF THE SOUTHWEST ¼ OF SECTION 2, TOWN 2 SOUTH, RANGE 5 WEST, MARENGO TOWNSHIP, CALHOUN COUNTY, MICHIGAN

- PART OF A 60 ACRE PARCEL NOW OR FORMERLY OWNED BY KILBOURN PRODUCE, LLC (LIBER 3906 PAGE 476)
- PART OF A 220 ACRE PARCEL NOW OR FORMERLY OWNED BY KILBOURN FARMS, INC (LIBER 1032 PAGE 364)

THE CENTERLINE OF SAID 30' ACCESS EASEMENT FURTHER DESCRIBED AS FOLLOWS:

COMMENCING AT A 3/4" IRON PIN (FOUND-CALHOUN REMON) IN A MONUMENT BOX AT THE SOUTHWEST CORNER OF THE SOUTHEAST ¼ OF SECTION 2, SAID POINT IN THE CENTERLINE OF J DRIVE NORTH (66' RIGHT-OF-WAY), SAID POINT ALSO BEING NORTH 89° 57' 27" WEST, A DISTANCE OF 2,661.28 FEET OF A 3/4" IRON PIN (FOUND-CALHOUN REMON) IN A MONUMENT BOX AT THE SOUTHEAST CORNER SECTION 2;

THENCE SOUTH 89° 57' 27" EAST, ALONG THE SOUTH LINE OF SAID 60 ACRE PARCEL & THE SOUTH LINE OF THE SOUTHEAST ¼ OF SECTION 2, A DISTANCE OF 105.11 FEET TO A POINT, SAID POINT BEING THE POINT OF BEGINNING OF THE CENTERLINE OF THE HEREIN DESCRIBED 30 FOOT WIDE ACCESS EASEMENT;

THENCE NORTH 00° 31' 29" WEST, A DISTANCE OF 259.60 FEET TO A POINT;

THENCE NORTH 53° 50' 13" WEST, A DISTANCE OF 131.07 FEET TO A POINT, SAID POINT BEING ON THE WEST LINE OF SAID 60 ACRE PARCEL, ALSO BEING THE EAST LINE OF SAID 220 ACRE PARCEL;

THENCE NORTH 00° 31' 29" WEST, A DISTANCE OF 1,626.48 FEET TO THE TERMINUS OF THE CENTERLINE OF SAID 30 FOOT WIDE ACCESS EASEMENT, SAID POINT ALSO BEING A 5/8" IRON PIN (FOUND-KEBS) AT THE NORTHWEST CORNER OF SAID 60 ACRE PARCEL,

SAID 30' ACCESS EASEMENT HEREIN DESCRIBED, CONTAINING WITHIN SAID BOUNDS:
OVERALL: 1.389 ACRES (60,514.6 SQUARE FEET) OF WHICH
0.825 ACRES (35,919.5 SQUARE FEET) LIES WITHIN SAID 60 ACRE PARCEL
0.564 ACRES (24,595.1 SQUARE FEET) LIES WITHIN SAID 220 ACRE PARCEL,
BE THE SAME MORE OR LESS, BUT SUBJECT TO ALL LEGAL HIGHWAYS, EASEMENTS AND RESTRICTIONS OF RECORD.

BASIS OF BEARING FOR THE HEREIN DESCRIPTION BEING THE SOUTH LINE OF THE SOUTHEAST ¼ OF SECTION 2, BEARING NORTH 89°57'27" WEST, BASED ON THE PARCEL, SECTION LINE AND CENTERLINE MONUMENTATION AS OBSERVED WITH GPS EQUIPMENT AND DEFINED ON THE PLAT OF SURVEY DATED SEPTEMBER 2020. THE BEARINGS IN THIS LEGAL DESCRIPTION ARE BASED UPON A GPS MERIDIAN AND SHOULD BE USED ONLY FOR THE PURPOSES OF DESCRIBING HORIZONTAL ANGULAR MEASUREMENT.

PRIOR DEED REFERENCES:

- 60 ACRE - KILBOURN PRODUCE, LLC (LIBER 3906 PAGE 476)
- 220 ACRE - KILBOURN FARMS, INC (LIBER 1032 PAGE 364)

THE HEREIN DESCRIBED PARCEL BEING ALL OR PART OF THE FOLLOWING TRACTS OF LAND:
TAX ID #: 15-020-015-01 & 15-020-015-00

AS SURVEYED BY D.R. FREDERICK & ASSOCIATES IN SEPTEMBER 2020.

EXHIBIT B

LEGAL DESCRIPTION ~ ACCESS EASEMENT – EAST

BEING A 30 FOOT WIDE ACCESS EASEMENT BEING PART OF THE SOUTH 60 ACRES OF THE WEST 1/2 OF THE SOUTHEAST 1/4 OF SECTION 2, TOWN 2 SOUTH, RANGE 5 WEST, MARENGO TOWNSHIP, CALHOUN COUNTY, MICHIGAN

- PART OF A 60 ACRE PARCEL NOW OR FORMERLY OWNED BY KILBOURN PRODUCE, LLC (LIBER 3906 PAGE 476)

THE CENTERLINE OF SAID 30 FOOT WIDE ACCESS EASEMENT FURTHER DESCRIBED AS FOLLOWS:

COMMENCING AT A 3/4" IRON PIN (FOUND-CALHOUN REMON) IN A MONUMENT BOX AT THE SOUTHWEST CORNER OF THE SOUTHEAST ¼ OF SECTION 2, SAID POINT IN THE CENTERLINE OF J DRIVE NORTH (66' RIGHT-OF-WAY), SAID POINT ALSO BEING NORTH 89° 57' 27" WEST, A DISTANCE OF 2,661.28 FEET OF A 3/4" IRON PIN (FOUND-CALHOUN REMON) IN A MONUMENT BOX AT THE SOUTHEAST CORNER SECTION 2;

THENCE SOUTH 89° 57' 27" EAST, ALONG THE SOUTH LINE OF SAID 60 ACRE PARCEL & THE SOUTH LINE OF THE SOUTHEAST ¼ OF SECTION 2, A DISTANCE OF 1,300.58 FEET TO A POINT, SAID POINT BEING NORTH 89° 57' 27" WEST, A DISTANCE OF 30.00 FEET OF THE SOUTHEAST CORNER OF SAID 60 ACRE PARCEL, SAID POINT ALSO BEING THE POINT OF BEGINNING OF THE CENTERLINE OF THE HEREIN DESCRIBED 30 FOOT WIDE ACCESS EASMENT;

THENCE NORTH 00° 28' 37" WEST, A DISTANCE OF 1,963.24 FEET TO A POINT, SAID POINT BEING THE TERMINUS OF SAID 30 FOOT WIDE ACCESS EASMENT, SAID POINT BEING NORTH 89° 57' 12" WEST, A DISTANCE OF 30.00 FEET OF THE NORTHEAST CORNER OF SAID 60 ACRE PARCEL, SAID POINT ALSO BEING ON THE NORTH LINE OF SAID 60 ACRE PARCEL,

SAID 30 FOOT WIDE ACCESS EASEMENT HEREIN DESCRIBED, CONTAINING WITHIN SAID BOUNDS:
OVERALL: 1.352 ACRES (58,897.3 SQUARE FEET) WITHIN SAID 60 ACRE PARCEL
BE THE SAME MORE OR LESS, BUT SUBJECT TO ALL LEGAL HIGHWAYS, EASEMENTS AND RESTRICTIONS OF RECORD.

BASIS OF BEARING FOR THE HEREIN DESCRIPTION BEING THE SOUTH LINE OF THE SOUTHEAST ¼ OF SECTION 2, BEARING NORTH 89°57'27" WEST, BASED ON THE PARCEL, SECTION LINE AND CENTERLINE MONUMENTATION AS OBSERVED WITH GPS EQUIPMENT AND DEFINED ON THE PLAT OF SURVEY DATED SEPTEMBER 2020. THE BEARINGS IN THIS LEGAL DESCRIPTION ARE BASED UPON A GPS MERIDIAN AND SHOULD BE USED ONLY FOR THE PURPOSES OF DESCRIBING HORIZONTAL ANGULAR MEASUREMENT.

PRIOR DEED REFERENCES:

- 60 ACRE - KILBOURN PRODUCE, LLC (LIBER 3906 PAGE 476)

THE HEREIN DESCRIBED PARCEL BEING ALL OR PART OF THE FOLLOWING TRACTS OF LAND:
TAX ID #: 15-020-015-01

AS SURVEYED BY D.R. FREDERICK & ASSOCIATES IN SEPTEMBER 2020.

FIRST AMENDMENT TO PURCHASE AGREEMENT

This First Amendment to Purchase Agreement ("**Amendment**") is entered into effective as of the 6th day of August, 2021 (the "**Effective Date**"), by between M. Shapiro Management Company, LLC, as Court Appointed Receiver for certain Property owned by Kilbourn Produce, LLC and Kilbourn Farms, Inc., Calhoun County Circuit Court, Calhoun County, Michigan, Case No. 19-002976-CB ("**Seller**"), and Power REIT, a Maryland real estate investment trust, on behalf of a subsidiary entity to be formed ("**Buyer**").

RECITALS:

A. Seller and Buyer entered into that certain Purchase Agreement with an effective date of May 10, 2021 (the "**Purchase Agreement**"), pursuant to which Seller agreed to sell, and Buyer agreed to purchase, that certain property commonly known as 22431 J. Drive North in Marshall, Michigan, which is more particularly described in the Purchase Agreement.

B. The parties desire to amend the Purchase Agreement pursuant to the terms and conditions set forth herein.

AGREEMENT:

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, and such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. **Recitals**. All of the recital clauses set forth above are hereby incorporated by reference as though set forth verbatim and at length herein.

2. **Feasibility Period**. The Feasibility Period, as defined in Section 12 of the Purchase Agreement, shall now expire **at 5:00 p.m. (EST) on August 18, 2021**.

3. **Closing**. Section 15 shall be amended and restated in its entirety as follows:

"15. Closing. Closing shall occur at a place and time mutually agreed upon by the parties, but in any event no sooner than twenty-two (22) days after the Approval Order is entered with the Court, unless a waiver of the right of appeal is stipulated by the parties to the Case in which event the Closing may occur within seven (7) days after the Approval Order is entered with the Court, but in any event not later **twenty (20)** days after the expiration, satisfaction or waiver of the later of the Feasibility Period or Extended Feasibility Period, whichever is applicable."

4. **Miscellaneous**. All capitalized terms not otherwise defined herein shall be defined as set forth in the Purchase Agreement. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall be one in the same instrument. For purposes of executing this Amendment, any copy of this Amendment may be executed by the party of its authorized counsel and may be transmitted electronically and the signature of any party hereon shall, for purposes of execution hereof, be considered an original signature. The Purchase Agreement, as amended, is hereby ratified and affirmed and shall remain in full force and effect.

[SIGNATURES APPEAR ON THE FOLLOWING PAGES]

The parties hereto have executed this Amendment as of the Effective Date.

SELLER:

M. Shapiro Management Company, LLC
as Court Appointed Receiver for certain
Property owned by Kilbourn Produce, LLC
and Kilbourn Farms, Inc., Calhoun County Circuit
Court, Calhoun County, Michigan
Case No. 19-002976-CB

By: Mark S. Kassab
Its: Authorized Agent

BUYER:

Power REIT, a Maryland real estate investment trust,
on behalf of a subsidiary entity to be formed

By: David H. Lesser
Its: CEO

SECOND AMENDMENT TO PURCHASE AGREEMENT

This Second Amendment to Purchase Agreement ("**Amendment**") is entered into effective as of the 17th day of August, 2021 (the "**Effective Date**"), by between M. Shapiro Management Company, LLC, as Court Appointed Receiver for certain Property owned by Kilbourn Produce, LLC and Kilbourn Farms, Inc., Calhoun County Circuit Court, Calhoun County, Michigan, Case No. 19-002976-CB ("**Seller**"), and Power REIT, a Maryland real estate investment trust, on behalf of a subsidiary entity to be formed ("**Buyer**").

RECITALS:

A. Seller and Buyer entered into that certain Purchase Agreement with an effective date of May 10, 2021, which the parties amended by way of the First Amendment to Purchase Agreement dated effective August 6, 2021 (together, the "**Purchase Agreement**"), pursuant to which Seller agreed to sell, and Buyer agreed to purchase, that certain property commonly known as 22431 J. Drive North in Marshall, Michigan, which is more particularly described in the Purchase Agreement.

B. The parties desire to amend the Purchase Agreement pursuant to the terms and conditions set forth herein.

AGREEMENT:

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, and such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. **Recitals**. All of the recital clauses set forth above are hereby incorporated by reference as though set forth verbatim and at length herein.

2. **Feasibility Period**. The Feasibility Period, as defined in Section 12 of the Purchase Agreement, shall now expire **at 5:00 p.m. (EST) on August 23, 2021**.

3. **Closing**. Section 15 shall be amended and restated in its entirety as follows:

"15. Closing. Closing shall occur at a place and time mutually agreed upon by the parties, but in any event no sooner than twenty-two (22) days after the Approval Order is entered with the Court, unless a waiver of the right of appeal is stipulated by the parties to the Case in which event the Closing may occur within seven (7) days after the Approval Order is entered with the Court, but in any event not later than September 7, 2021."

4. **Miscellaneous**. All capitalized terms not otherwise defined herein shall be defined as set forth in the Purchase Agreement. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall be one in the same instrument. For purposes of executing this Amendment, any copy of this Amendment may be executed by the party of its authorized counsel and may be transmitted electronically and the signature of any party hereon shall, for purposes of execution hereof, be considered an original signature. The Purchase Agreement, as amended, is hereby ratified and affirmed and shall remain in full force and effect.

[SIGNATURES APPEAR ON THE FOLLOWING PAGES]

The parties hereto have executed this Amendment as of the Effective Date.

SELLER:

M. Shapiro Management Company, LLC as Court Appointed Receiver for certain Property owned by Kilbourn Produce, LLC and Kilbourn Farms, Inc., Calhoun County Circuit Court, Calhoun County, Michigan Case No. 19-002976-CB

By: Mark S. Kassab
Its: Authorized Agent

BUYER:

Power REIT, a Maryland real estate investment trust, on behalf of a subsidiary entity to be formed

By: David H. Lesser
Its: CEO

[SIGNATURE PAGE TO AMENDMENT TO PURCHASE AGREEMENT]

THIRD AMENDMENT TO PURCHASE AGREEMENT

This Third Amendment to Purchase Agreement ("**Amendment**") is entered into effective as of the 20th day of August, 2021 (the "**Effective Date**"), by between M. Shapiro Management Company, LLC, as Court Appointed Receiver for certain Property owned by Kilbourn Produce, LLC and Kilbourn Farms, Inc., Calhoun County Circuit Court, Calhoun County, Michigan, Case No. 19-002976-CB ("**Seller**"), and Power REIT, a Maryland real estate investment trust, on behalf of a subsidiary entity to be formed ("**Buyer**").

RECITALS:

A. Seller and Buyer entered into that certain Purchase Agreement with an effective date of May 10, 2021, which the parties amended by way of the First Amendment to Purchase Agreement dated effective August 6, 2021, and a Second Amendment to Purchase Agreement dated August 17, 2021 (together, the "**Purchase Agreement**"), pursuant to which Seller agreed to sell, and Buyer agreed to purchase, that certain property commonly known as 22431 J. Drive North in Marshall, Michigan, which is more particularly described in the Purchase Agreement.

B. The parties desire to amend the Purchase Agreement pursuant to the terms and conditions set forth herein.

AGREEMENT:

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, and such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. **Recitals**. All of the recital clauses set forth above are hereby incorporated by reference as though set forth verbatim and at length herein.

2. **Feasibility Period**. The Feasibility Period, as defined in Section 12 of the Purchase Agreement, shall now expire **at 5:00 p.m. (EST) on August 30, 2021**.

3. **Closing**. Section 15 shall be amended and restated in its entirety as follows:

"15. Closing. Closing shall occur at a place and time mutually agreed upon by the parties, but in any event no sooner than twenty-two (22) days after the Approval Order is entered with the Court, unless a waiver of the right of appeal is stipulated by the parties to the Case in which event the Closing may occur within seven (7) days after the Approval Order is entered with the Court, but in any event not later than September 7, 2021."

4. **Miscellaneous**. All capitalized terms not otherwise defined herein shall be defined as set forth in the Purchase Agreement. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall be one in the same instrument. For purposes of executing this Amendment, any copy of this Amendment may be executed by the party of its authorized counsel and may be transmitted electronically and the signature of any party hereon shall, for purposes of execution hereof, be considered an original signature. The Purchase Agreement, as amended, is hereby ratified and affirmed and shall remain in full force and effect.

[SIGNATURES APPEAR ON THE FOLLOWING PAGES]

The parties hereto have executed this Amendment as of the Effective Date.

SELLER:

M. Shapiro Management Company, LLC as Court Appointed Receiver for certain Property owned by Kilbourn Produce, LLC and Kilbourn Farms, Inc., Calhoun County Circuit Court, Calhoun County, Michigan Case No. 19-002976-CB

By: Mark S. Kassab
Its: Authorized Agent

BUYER:

Power REIT, a Maryland real estate investment trust, on behalf of a subsidiary entity to be formed

By: David H. Lesser
Its: CEO

The parties hereto have executed this Amendment as of the Effective Date.

SELLER:

M. Shapiro Management Company, LLC
as Court Appointed Receiver for certain
Property owned by Kilbourn Produce, LLC
and Kilbourn Farms, Inc., Calhoun County Circuit
Court, Calhoun County, Michigan
Case No. 19-002976-CB

By: Mark S. Kassab
Its: Authorized Agent

BUYER:

Power REIT, a Maryland real estate investment trust,
on behalf of a subsidiary entity to be formed

By: David H. Lesser
Its: CEO

[SIGNATURE PAGE TO AMENDMENT TO PURCHASE AGREEMENT]

FOURTH AMENDMENT TO PURCHASE AGREEMENT

This Fourth Amendment to Purchase Agreement ("**Amendment**") is entered into effective as of the 30th day of August, 2021 (the "**Effective Date**"), by between M. Shapiro Management Company, LLC, as Court Appointed Receiver for certain Property owned by Kilbourn Produce, LLC and Kilbourn Farms, Inc., Calhoun County Circuit Court, Calhoun County, Michigan, Case No. 19-002976-CB ("**Seller**"), and Power REIT, a Maryland real estate investment trust, on behalf of a subsidiary entity to be formed ("**Buyer**").

RECITALS:

A. Seller and Buyer entered into that certain Purchase Agreement with an effective date of May 10, 2021, which the parties amended by way of the First Amendment to Purchase Agreement dated effective August 6, 2021, a Second Amendment to Purchase Agreement dated August 17, 2021, and Third Amendment to Purchase Agreement dated August 20, 2021 (together, the "**Purchase Agreement**"), pursuant to which Seller agreed to sell, and Buyer agreed to purchase, that certain property commonly known as 22431 J. Drive North in Marshall, Michigan, which is more particularly described in the Purchase Agreement.

B. The parties desire to amend the Purchase Agreement pursuant to the terms and conditions set forth herein.

AGREEMENT:

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, and such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. **Recitals**. All of the recital clauses set forth above are hereby incorporated by reference as though set forth verbatim and at length herein.

2. **Feasibility Period**. The Feasibility Period, as defined in Section 12 of the Purchase Agreement, shall now expire **at 5:00 p.m. (EST) on September 3, 2021**.

3. **Closing**. Section 15 shall be amended and restated in its entirety as follows:

"15. Closing. Closing shall occur at a place and time mutually agreed upon by the parties, but in any event no sooner than twenty-two (22) days after the Approval Order is entered with the Court, unless a waiver of the right of appeal is stipulated by the parties to the Case in which event the Closing may occur within seven (7) days after the Approval Order is entered with the Court, but in any event not later than September 7, 2021."

4. **Miscellaneous**. All capitalized terms not otherwise defined herein shall be defined as set forth in the Purchase Agreement. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall be one in the same instrument. For purposes of executing this Amendment, any copy of this Amendment may be executed by the party of its authorized counsel and may be transmitted electronically and the signature of any party hereon shall, for purposes of execution hereof, be considered an original signature. The Purchase Agreement, as amended, is hereby ratified and affirmed and shall remain in full force and effect.

[SIGNATURES APPEAR ON THE FOLLOWING PAGES]

The parties hereto have executed this Amendment as of the Effective Date.

SELLER:

M. Shapiro Management Company, LLC
as Court Appointed Receiver for certain
Property owned by Kilbourn Produce, LLC
and Kilbourn Farms, Inc., Calhoun County Circuit
Court, Calhoun County, Michigan
Case No. 19-002976-CB

By: Mark S. Kassab
Its: Authorized Agent

BUYER:

Power REIT, a Maryland real estate investment trust,
on behalf of a subsidiary entity to be formed

By: David H. Lesser
Its: CEO

[SIGNATURE PAGE TO AMENDMENT TO PURCHASE AGREEMENT]

FIFTH AMENDMENT TO PURCHASE AGREEMENT

This Fifth Amendment to Purchase Agreement ("**Amendment**") is entered into effective as of the 3rd day of September, 2021 (the "**Effective Date**"), by between M. Shapiro Management Company, LLC, as Court Appointed Receiver for certain Property owned by Kilbourn Produce, LLC and Kilbourn Farms, Inc., Calhoun County Circuit Court, Calhoun County, Michigan, Case No. 19-002976-CB ("**Seller**"), and Power REIT, a Maryland real estate investment trust, on behalf of a subsidiary entity to be formed ("**Buyer**").

RECITALS:

A. Seller and Buyer entered into that certain Purchase Agreement with an effective date of May 10, 2021, which the parties amended by way of the First Amendment to Purchase Agreement dated effective August 6, 2021, a Second Amendment to Purchase Agreement dated August 17, 2021, Third Amendment to Purchase Agreement dated August 20, 2021, and Fourth Amendment to Purchase Agreement, dated August 30, 2021 (together, the "**Purchase Agreement**"), pursuant to which Seller agreed to sell, and Buyer agreed to purchase, that certain property commonly known as 22431 J. Drive North in Marshall, Michigan, which is more particularly described in the Purchase Agreement.

B. The parties desire to amend the Purchase Agreement pursuant to the terms and conditions set forth herein.

AGREEMENT:

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, and such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. **Recitals**. All of the recital clauses set forth above are hereby incorporated by reference as though set forth verbatim and at length herein.

2. **Feasibility Period**. The Feasibility Period, as defined in Section 12 of the Purchase Agreement, shall now expire **at 5:00 p.m. (EST) on September 8, 2021**.

3. **Closing**. Section 15 shall be amended and restated in its entirety as follows:

"15. Closing. Closing shall occur at a place and time mutually agreed upon by the parties, but in any event no sooner than twenty-two (22) days after the Approval Order is entered with the Court, unless a waiver of the right of appeal is stipulated by the parties to the Case in which event the Closing may occur within seven (7) days after the Approval Order is entered with the Court, but in any event not later than September 8, 2021."

4. **Purchase Price**. Simultaneously with the execution of this Amendment, Buyer shall deposit $17,500,624.24 ("**Escrow Amount**") with the Title Company, which amount shall be held in escrow, subject to Buyer's rights under Section 12 of the Purchase Agreement, or applied to the Purchase Price at Closing upon Title Company's and Seller's receipt of written authorization from Buyer (email notice is acceptable). In the event that Buyer terminates the Purchase Agreement pursuant to Section 12 of the Purchase Agreement, the Deposit and the Escrow Amount shall be refunded to Buyer and neither party shall have any further rights or obligations under the Purchase Agreement, except those that survive termination.

5. **Miscellaneous**. All capitalized terms not otherwise defined herein shall be defined as set forth in the Purchase Agreement. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall be one in the same instrument. For purposes of executing this Amendment, any copy of this Amendment may be executed by the party of its authorized counsel and may be transmitted electronically and the signature of any party hereon shall, for purposes of execution hereof, be considered an original signature. The Purchase Agreement, as amended, is hereby ratified and affirmed and shall remain in full force and effect.

[SIGNATURES APPEAR ON THE FOLLOWING PAGES]

SELLER:

M. Shapiro Management Company, LLC as Court Appointed Receiver for certain Property owned by Kilbourn Produce, LLC and Kilbourn Farms, Inc., Calhoun County Circuit Court, Calhoun County, Michigan Case No. 19-002976-CB

By: Mark S. Kassab
Its: Authorized Agent

BUYER:

Power REIT, a Maryland real estate investment trust, on behalf of a subsidiary entity to be formed

By: David H. Lesser
Its: CEO

[SIGNATURE PAGE TO AMENDMENT TO PURCHASE AGREEMENT]